UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported)   March 23, 2006

Cephalon, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

41 Moores Road
Frazer, Pennsylvania		19355
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code             (610) 344-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                                             Other Events.

(a)                                  On March 23, 2006, Cephalon, Inc. (the “Company”)  issued a press release regarding a United States Food and Drug Administration (“FDA”) Advisory Committee meeting for SPARLON™ (modafinil). The Company hereby incorporates by reference the press release dated March 23, 2006, attached hereto as Exhibit 99.1, and made a part of this Item 8.01.

(b)                                 On March 28, 2006, the Company issued a press release regarding the FDA’s grant of six months of pediatric exclusivity for PROVIGIL® (modafinil). The Company hereby incorporates by reference the press release dated March 28, 2006, attached hereto as Exhibit 99.2, and made a part of this Item 8.01.

Item 9.01                                             Financial Statements and Exhibits.

(d)                                 Exhibits

Number	Description
99.1	Press Release dated March 23, 2006 titled “FDA Advisory Committee Recommends Against Approval of SPARLON™ for Attention Deficit/Hyperactivity Disorder in Children and Adolescents”
99.2	Press Release dated March 28, 2006 titled “Cephalon Granted Six Months of Pediatric Exclusivity for PROVIGIL®”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: March 28, 2006	By:	/s/ John E. Osborn
John E. Osborn
Executive Vice President, General Counsel & Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release dated March 23, 2006 titled “FDA Advisory Committee Recommends Against Approval of SPARLON™ for Attention Deficit/Hyperactivity Disorder in Children and Adolescents”
99.2	Press Release dated March 28, 2006 titled “Cephalon Granted Six Months of Pediatric Exclusivity for PROVIGIL®”